May 1, 2024

Summary Prospectus

Calamos Antetokounmpo Sustainable Equities Fund

SROAX – CLASS A SROCX – CLASS C SROIX – CLASS I SRORX – CLASS R6

Before you invest, you may want to review the Fund's prospectus and statement of additional information, which contain more information about the Fund and its risks. You can find the Fund's prospectus, statement of additional information, reports to shareholders and other information about the Fund online at https://www.calamos.com/resources/. You can also get this information at no cost by calling 800.582.6959 or by sending an e-mail request to prospectus@calamos.com. The current prospectus and statement of additional information, both dated May 1, 2024 (and as each may be amended or supplemented), are incorporated by reference into this summary prospectus.

•  Calamos Antetokounmpo Asset Management LLC ("CGAM") serves as the adviser ("Adviser") to the Calamos Antetokounmpo Sustainable Equities Fund (the "Fund"). CGAM is jointly owned by Calamos Advisors LLC and Original C Fund, LLC, an entity whose voting rights are wholly owned by Original PE, LLC which, in turn, is wholly owned by Giannis Sina Ugo Antetokounmpo.

•  Mr. Antetokounmpo serves on the Adviser's Board of Directors and has indirect control of half of the Adviser's Board.

•  Mr. Antetokounmpo is not a portfolio manager of the Fund and is not involved in the day-to-day management of the Fund's investments, and neither Original C nor Mr. Antetokounmpo provide any "investment advice" to the Fund. Mr. Antetokounmpo provided input in selecting the initial strategy for the Fund.

•  Mr. Antetokounmpo is involved with marketing efforts on behalf of the Adviser.

•  If Mr. Antetokounmpo is no longer involved with the Fund or the Adviser then "Antetokounmpo" will be removed from the name of the Fund and the Adviser. Further, shareholders would be notified of any change in the name of the Fund or its strategy.

Investment Objective

Calamos Antetokounmpo Sustainable Equities Fund's investment objective is long-term capital appreciation.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. Investors may pay other fees, such as brokerage commissions and/or other forms of compensation to a financial intermediary, which are not reflected in the tables or the examples below. More information about discounts is available from your financial professional and under "Fund Facts — What classes of shares does the Fund offer?" on page 14 of the Fund's prospectus, in the Appendix to this prospectus and "Share Classes and Pricing of Shares" on page 31 of the Fund's statement of additional information.

Shareholder Fees (fees paid directly from your investment):

	CLASS A	CLASS C	CLASS I	CLASS R6
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of the redemption price or offering price)	None	1.00%	None	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	CLASS A	CLASS C	CLASS I	CLASS R6
Management Fee	0.85%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	None
Other Expenses	9.14%	9.14%	9.14%	9.13%
Total Annual Fund Operating Expenses	10.24%	10.99%	9.99%	9.98%
Fee Waiver and Expense Reimbursements	(8.89)%	(8.89)%	(8.89)%	(8.89)%
Net Annual Fund Operating Expenses	1.35%	2.10%	1.10%	1.09%

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then either redeem or do not redeem your shares at the end of the reflected time periods. The example also assumes that your investment has a 5% return each year that all dividends and capital gain distributions are reinvested, that you pay a maximum initial or contingent deferred sales charge and that the Fund's operating expenses

Calamos Antetokounmpo Sustainable Equities Fund

remain the same. Any applicable fee waivers and/or expense reimbursements are reflected in the below examples for the period through April 30, 2026 only. Although your actual performance and costs may be higher or lower, based on these assumptions, your costs would be:

You would pay the following expenses if you redeemed your shares at the end of the period:

	One Year	Three Years	Five Years	Ten Years
Class A	606	1,762	3,645	7,555
Class C	313	1,561	3,620	7,780
Class I	112	1,280	3,229	7,310
Class R6	111	1,277	3,224	7,305

You would pay the following expenses if you did not redeem your shares:

	One Year	Three Years	Five Years	Ten Years
Class A	606	1,762	3,645	7,555
Class C	213	1,561	3,620	7,780
Class I	112	1,280	3,229	7,310
Class R6	111	1,277	3,224	7,305

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the annual Fund operating expenses or in the example, affect the Fund's performance. During the period from February 3, 2023 (commencement of operations) through December 31, 2023, the Fund's portfolio turnover rate was 11% of the average value of its portfolio.

Principal Investment Strategies

The Fund will, under normal circumstances, invest at least 80% of its net assets (plus borrowings for investment purposes, if any) in equity securities of issuers domiciled in the U.S. that, in the view of Calamos Advisors LLC ("Calamos Advisors" or the "Subadviser"), have above average growth potential and meet the environmental, social and governance ("ESG") criteria set out below. The Fund may invest up to 20% of its net assets in American Depositary Receipts ("ADRs"), which are securities representing equity ownership in foreign issuers. The Fund may invest in companies of any size and seeks diversification by economic sector.

Calamos Advisors employs an integrated, fundamental, and proprietary ESG screening process to evaluate and select what the team deems are high-quality ESG-adherent growth opportunities. Calamos Advisors believes a portfolio of equities issued by high-quality growth companies characterized by a history of producing consistent returns above the cost of capital with sustainable competitive advantages is the best way to achieve steady, strong, enduring relative returns. Calamos Advisors believes that companies with strong ESG characteristics (as further described below) are better equipped to adapt to change, to evolve, and to avoid unnecessary liabilities (which could include, for example, litigation costs), which means that investment in such companies has the potential to contribute to investor return and risk reduction. Calamos Advisors believes that integrating this ESG analysis with traditional financial analysis produces better financial and societal results.

The team utilizes a proprietary ESG rating system, considering both quantitative and qualitative factors, to identify responsible, engaged companies (companies that demonstrate awareness and action surrounding the material ESG issues facing their businesses and industries). Calamos Advisors believes that a company's understanding of ESG principles demonstrates the qualities of innovation and leadership that create a distinct competitive advantage and build long-term value for a company. The team considers a company's position on various factors such as ecological limits, environmental stewardship, environmental strategies, stance on human rights and equality, societal impact as well as its corporate governance practices. The team conducts fundamental research to find companies with attractive ESG and financial attributes. In conducting fundamental Calamos Antetokounmpo Sustainable Equities Fund research, Calamos Advisors combines traditional investment information with its proprietary three-pronged ESG process to identify investments which it believes promote certain environmental and/or social characteristics. Calamos Advisors believes that this creates a complete picture of how each company behaves commercially and how it deals with existing and emerging ESG risks and opportunities. The three-pronged ESG process consists of: 1) exclusionary screens; 2) materiality assessments and 3) environmental and social impact scoring, each of which is described in turn below.

1.  Exclusionary Screens: This process for considering ESG factors results in certain industries and business activities that, in the team's belief, are too environmentally risky or present social outcomes that are too unattractive to warrant investment consideration, which are thus

Calamos Antetokounmpo Sustainable Equities Fund

avoided. Calamos Advisors will generally exclude a company from investment consideration where the company derives revenue or profits that exceed 5% from one or more of the below-listed industries/business activities, namely:

•  agricultural biotechnology,

•  alcohol,

•  animal testing*,

•  fossil fuels,

•  gambling,

•  metals & mining,

•  nuclear energy,

•  tobacco, and

•  weapons.

*  A company's activities involving animal testing are considered on a case-by-case basis depending on purpose and methods.

2.  Materiality Assessment: Calamos Advisors then applies third-party materiality mapping tools combined with its own insights and emphasis on environmental and social leadership to develop materiality theses, which enable Calamos Advisors to identify and analyze the key ESG risks/opportunities for a particular Industry.

3.  Environmental and Social Scoring: Overlaying these top-down and bottom-up approaches, the team then utilizes a proprietary ESG scoring system, which considers both quantitative and qualitative factors, to identify investments for the Fund. The qualitative data includes metrics on greenhouse gas emissions, waste generation, electricity and water consumption, and general governance. The scoring system also considers a company's position in respect of various environmental and social characteristics, including: product contribution to a sustainable economy; product lifecycle innovation; operational efficiencies; inclusive finance; ensuring health and providing basic services, as well as a company's corporate governance practices. These qualitative metrics are considered alongside quantitative factors produced by research, and together, a score is determined, applied, and monitored going forward. The abovementioned score is just one part of the process. A company with a "good" environmental and social score does not automatically mean that Calamos Advisors will make an investment in such company.

Calamos Advisors utilizes a range of data sources as part of its proprietary ESG ratings system. These data sources may include: corporate disclosures, third party research providers (e.g., ISS ESG, MSCI ESG, Bloomberg, etc.), non-governmental organizations ("NGOs") and non-profits (e.g., Greenpeace, Friends of Earth, etc.), academic publications, news services and memberships. While the team may utilize the underlying data which supports a third party's ESG rating of an issuer, the team does not rely on any ESG ratings of third-party research providers. Calamos Advisors employs its proprietary ESG ratings system for both initial company recommendations and ongoing monitoring of investments.

Calamos Advisors may sell an investment in cases of valuation adjustments, availability of more attractive alternatives, or breakdowns in financial fundamentals or ESG performance.

Principal Risks

An investment in the Fund is subject to risks, and you could lose money on your investment in the Fund. There can be no assurance that the Fund will achieve its investment objective. You should not consider investing in the Fund if your investment objective differs from the Funds' investment objective of long-term capital appreciation or if you are not willing to accept the principal risks associated with an investment in the Fund. The risks associated with an investment in the Fund can increase during times of significant market volatility. Your investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks are presented in order of importance, with the most significant risks appearing first. Each risk summarized below is considered a "principal risk" of investing in the Fund, regardless of the order in which it appears. The principal risks of investing in the Fund include:

•  Equity Securities Risk — The securities markets are volatile, and the market prices of the Fund's securities may decline generally. The price of equity securities fluctuates based on changes in a company's financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of your investment in the Fund will decline.

•  Portfolio Selection Risk — The value of your investment may decrease if the judgment of Calamos Advisors about the attractiveness, value or market trends affecting a particular security, issuer, industry or sector or about market movements is incorrect.

Calamos Antetokounmpo Sustainable Equities Fund

•  Large-Capitalization Investing Risk — Large-capitalization stocks as a group could fall out of favor with the market, which may cause the Fund to underperform funds that focus on other types of stocks.

•  American Depositary Receipts Risk — The stocks of most foreign companies that trade in the U.S. markets are traded as ADRs. U.S. depositary banks issue these stocks. Each ADR represents one or more shares of foreign stock or a fraction of a share. The price of an ADR corresponds to the price of the foreign stock in its home market, adjusted to the ratio of the ADRs to foreign company shares. Therefore while purchasing a security on a U.S. exchange, the risks inherently associated with foreign investing still apply to ADRs.

•  Portfolio Turnover Risk — The portfolio managers may actively and frequently trade securities or other instruments in the Fund's portfolio to carry out its investment strategies. A high portfolio turnover rate increases transaction costs, which may increase the Fund's expenses. Frequent and active trading may also cause adverse tax consequences for investors in the Fund due to an increase in short-term capital gains.

•  Sector Risk — To the extent the Fund invests a significant portion of its assets in a particular sector, a greater portion of the Fund's performance may be affected by the general business and economic conditions affecting that sector. Each sector may share economic risk with the broader market, however there may be economic risks specific to each sector. As a result, returns from those sectors may trail returns from the overall stock market, and it is possible that the Fund may underperform the broader market or experience greater volatility.

•  Small and Mid-Sized Company Risk — Small and mid-sized company stocks have historically been subject to greater investment risk than large company stocks. The prices of small and mid-sized company stocks tend to be more volatile than prices of large company stocks.

•  Sustainability (ESG) Policy Risk — The Fund's ESG policy could cause it to perform differently compared to similar funds that do not have such a policy. The application of the social and environmental standards of Calamos Advisors may affect the Fund's exposure to certain issuers, industries, sectors, and factors that may impact the relative financial performance of the Fund — positively or negatively — depending on whether such investments are in or out of favor. In executing the Fund's investment strategy, Calamos Advisors has developed a proprietary ESG rating system that relies in part on ESG related data provided by third parties. There is no assurance that third-party ESG data sources will always be available or that such data will be accurate.

•  Key-Person Dependence Risk — The Adviser is jointly owned and controlled by Calamos Advisors LLC and, indirectly, by Giannis Sina Ugo Antetokounmpo, a well-known professional athlete. Unanticipated events, including, without limitation, death, adverse reputational events or business disputes, could result in Mr. Antetokounmpo no longer being associated or involved with the Adviser. Any such event could adversely impact the Fund and result in shareholders experiencing substantial losses.

Fund Performance

As of December 31, 2023, the Fund had not yet had a full calendar year of operations, and therefore performance information is not yet available. Performance information is available at no cost by visiting www.calamos.com or by calling 800.582.6959. Past performance (before and after taxes) is not an indication of future performance.

Investment Adviser

Calamos Antetokounmpo Asset Management LLC ("CGAM")

Subadviser

Calamos Advisors LLC

PORTFOLIO MANAGER/FUND TITLE (IF APPLICABLE)	PORTFOLIO MANAGER EXPERIENCE IN THE FUND	PRIMARY TITLE WITH SUBADVISER
James Madden	since February 2023	SVP, Co-Portfolio Manager
Anthony Tursich	since February 2023	SVP, Co-Portfolio Manager
Beth Williamson	since February 2023	VP, Associate Portfolio Manager

Buying and Redeeming Fund Shares

Minimum Initial Investment

Classes A and C: $2,500/$500 for IRA
Class I: $1,000,000
Class R6: None

Minimum Additional Investment

Classes A and C: $50
Classes I and R6: None

Calamos Antetokounmpo Sustainable Equities Fund

Buying and Redeeming Class R6 Shares

Class R6 shares are available to employer-sponsored retirement and benefit plans, held either at the plan level or through omnibus accounts that generally process no more than one net redemption and one net purchase transaction each day. You may purchase Class R6 shares from your benefit plan record-keeper or financial intermediary or directly from the Fund through the Fund's transfer agent. The purchase and redemption options identified in this prospectus are generally available to plan administrators and/or the plans themselves, but not to the individual participants of such plans. Plan participants should contact the financial intermediary and/or plan administrator through which the plan is held for additional information on their respective plan assets and/or how to transact in their respective plan assets, as the Fund's transfer agent, U.S. Bank Global Fund Services will generally have no information with respect to or control over an individual participant's plan assets. For direct investments, please note that neither the Fund nor its transfer agent offers master plan documentation and/or record-keeping services.

To Place Orders

Please contact your broker, benefit plan record-keeper, or other intermediary, or to place your order directly, contact the Fund's transfer agent, U.S. Bank Global Fund Services, toll-free at the number noted below for further instructions:
U.S. Bank Global Fund Services
P.O. Box 701
Milwaukee, WI 53201
Phone: 800.582.6959

Transaction Policies

The Fund's shares are redeemable. In general, investors may purchase, redeem, or exchange Fund shares on any day the New York Stock Exchange is open by written request (to the address noted above), by wire transfer, by telephone (at the number noted above), or through a financial intermediary, depending on how the shares are held. Orders to buy and redeem shares are processed at the next net asset value (share price or "NAV") to be calculated only on days when the New York Stock Exchange is open for regular trading, except as otherwise provided herein.

Class I and Class R6 shares may not be available for purchase directly from the Fund. These classes are generally available through specified benefit plans. Please contact us at 800.582.6959 to inquire further about such availability.

Tax Information

The Fund's distributions will generally be taxable as ordinary income or capital gains, except when your investment is in an IRA, 401(k) or other tax-advantaged investment plan. Any distributions from a retirement account or 401(k) plan may be taxed as ordinary income when withdrawn from such account or plan. Special tax rules apply to investments held through defined contribution plans and other tax-qualified plans.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

You can find the Fund's statutory prospectus and statement of additional information online at https://www.calamos.com/resources/.

Calamos Antetokounmpo Sustainable
Equities Fund

2020 Calamos Court
Naperville, IL 60563-2787
800.582.6959
www.calamos.com
811-23822